Exhibit 32(c)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth W. DeFontes, Jr., President and Chief Executive Officer of Baltimore Gas and Electric Company, certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(i)     The accompanying Annual Report on Form 10-K for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)    The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Baltimore Gas and Electric Company.

/s/ KENNETH W. DEFONTES, JR.
Kenneth W. DeFontes, Jr.
President and Chief Executive Officer

Date: February 27, 2007